POWER OF ATTORNEY
For Executing Forms 3, 4 and 5

	Know all by these presents, that
the undersigned hereby constitutes and
appoints each of Patrick J. Hansen, James
M. Bedore and Eric P. Hagemeier, each with full power to act without the other and with full power of substitution and resubstitution, his true and lawful attorney-in-fact to:

	1.	execute for and on
behalf of the undersigned, in the
undersigned's capacity as an officer
and/or director of STRATTEC SECURITY
CORPORATION (the "Company"), Forms 3,
4 and 5 (and amendments thereto) in
accordance with section 16(a) of the
Securities Exchange Act of 1934 and
the rules thereunder;

	2.	do and perform any
and all acts for and on behalf of
the undersigned which may be
necessary or desirable to complete
and execute any such Form 3, 4 or 5
and timely file such form with the
United States Securities and
Exchange Commission and any stock
exchange or similar authority; and

	3.	take any other action
of any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact, may
be of benefit to, in the best
interest of, or legally required by,
the undersigned, it being understood
that the documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and conditions
as such attorney-in-fact may approve
in his reasonable discretion.

	The undersigned hereby grants
to each such attorney-in-fact full
power and authority to do and perform
any and every act and thing whatsoever
requisite, necessary or proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as
the undersigned might or could do if
personally present, with full power
of substitution or revocation, hereby
ratifying and confirming all that
such attorney-in-fact, or his
substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this Power of Attorney and
the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving
in such capacity at the request of the
undersigned, are not assuming, nor is
the Company assuming, any of the
undersigned's responsibilities to
comply with section 16 of the
Securities Exchange Act of 1934.

	This Power of Attorney shall
remain in full force and effect until
the undersigned is no longer required
to file Forms 3, 4 and 5 with respect
to the undersigned's holdings of and
transactions in securities issued by
the Company, unless earlier revoked
by the undersigned in a signed
writing delivered to the foregoing
attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this Power
of Attorney to be executed as of
this 21st day of May 2013.

/s/ Harold M. Stratton, II
Harold M. Stratton, II